UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

BLUE LINE PROTECTION GROUP, INC.

(Name of Registrant as Specified In Its Charter)

 ____________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

BLUE LINE PROTECTION GROUP, INC.

5765 Logan St.

Denver, CO 80216

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 22, 2022

To the Shareholders:

Notice is hereby given that the annual meeting of the shareholders of Blue Line Protection Group, Inc. will be held at 1624 N. Washington St. Denver, CO 80203 on April 22, 2022, at 2:00 p.m. Mountain Time, for the following purposes:

(1) to elect the directors who shall constitute the Company’s Board of Directors for the ensuing year;

(2) to approve on an advisory basis, the compensation of the Company’s executive officers;

(3) to ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and to transact such other business as may properly come before the meeting.

March 4, 2022 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of March 4, 2022 there were 8,485,144 outstanding shares of the Company’s common stock.

BLUE LINE PROTECTION GROUP, INC.

March 5, 2022	Evan DeVoe, Chief Executive Officer

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD, AND SIGN, DATE AND RETURN THE PROXY CARD.

TO SAVE THE COST OF FURTHER SOLICITATION,

PLEASE VOTE PROMPTLY

BLUE LINE PROTECTION GROUP, INC.

5765 Logan St.

Denver, CO 80216

PROXY STATEMENT

The accompanying proxy is solicited by the Company’s directors for voting at the annual meeting of shareholders to be held on April 22, 2022, at 2:00 p.m. Mountain Time, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company’s website on or about March 4, 2022.

There is one class of capital stock outstanding. Provided a quorum consisting of 1% of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy is required to elect directors and to adopt the other proposals to come before the meeting. Cumulative voting in the election of directors is not permitted.

Shares of the Company’s common stock represented by properly executed proxies that reflect abstentions or “broker non-votes” will be counted as present for purposes of determining the presence of a quorum at the annual meeting. “Broker non-votes” represent shares held by brokerage firms in “street-name” with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

The following table lists, as of March 4, 2022, the shareholdings of (i) each person owning beneficially 5% or more of the Company’s common stock (ii) each officer of the Company, (iii) each person nominated to be a director, and (iv) all officers and nominees to the Board of Directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

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Name and Address	Number of Shares (1)		Percent of Class
Evan DeVoe	-		-
Daniel Allen	8,366	(2)	0.1%
Doyle Knudson	71,172	(3)	0.8%
All Directors and Officers as a group (3 persons)	79,138		0.9%

(1)	Reflects a 100 for 1 reverse split of the Company’s common stock approved by the Company’s directors on February 8, 2021.

(2)	Includes 14,990 shares owned by a limited liability company controlled by Mr. Allen.

(3)	Represents 71,172 shares owned by a limited liability company in which Mr. Knudson owns a 50% interest.

ELECTION OF DIRECTORS

Unless the proxy contains contrary instructions, it is intended that the proxies will be voted for the election of the persons listed below to serve as members of the board of directors until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

All nominees to the Board of Directors have consented to stand for re-election. In case any nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, the proxies may be voted for such other person or persons as shall be determined by the persons acting under the proxies in their discretion.

Information concerning the nominees to the Company’s Board of Directors follows:

Name	Age	Position
Evan DeVoe	34	Chief Executive, Financial and Accounting Officer and a Director
Daniel Allen	67	Director
Doyle Knudson	66	Director

Evan DeVoe was appointed as the Company’s Chief Executive, Financial and Accounting Officer and a Director on March 13, 2020. Mr. DeVoe, prior to March 13, 2020, was the Company’s Chief Operating Officer (August 2019 – March 2020) and the Company’s Vice President of Systems Development (January 2018 to August 2019). Prior to that time Mr. DeVoe was the controller (May 2016 - June 2017) and an accounting associate (October 2015 - May 2016) for the Weisser Companies, a firm engaged in commercial real estate and retail operations. Between March 2014 and October 2015 Mr. DeVoe was a client service associate for Millennium Portfolio Advisors.

Daniel Allen was elected an officer and director July 28, 2015. Mr. Allen resigned as an Officer on March 13, 2020. Mr. Allen provided us with consulting services in the areas of banking and financing for four months in 2014. Between April 2013 and March 2014 Mr. Allen served as the Regional Vice President of Sunflower Bank in Longmont, Colorado. Between June 2001 and April 2013, Mr. Allen was the Chairman and Chief Executive Officer of Mile High Banks in Longmont, Colorado. Mr. Allen holds a Bachelor of Science in Management and Finance from the University of Utah. On March 13th, 2020, Daniel Allen resigned from his position as CEO. Dan remains an active member of our Board.

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Doyle Knudson was elected as one of our directors on July 28, 2015. Between 1975 and 2002 Mr. Knudson held various positions with C.H. Robinson Company, a large multimodal transportation service provider. In 1975 he started in the corporate marketing center responsible for information services for carrier capacity, carrier insurance verification and research at the ICC in Washington, DC for common carrier authority. In 1976 Mr. Knudson was transferred to Ross Truck, a division of C.H. Robinson – customer support for publication logistics for Target stores and RR Donnelly. In 1978 Mr. Knudson was transferred to Lake Wales, FL as a Transportation Salesman responsible for customer development with agri business customers. In 1982 Mr. Knudson was promoted and transferred as Transportation Manager when he opened a new branch office in Houston, TX. In 1987 Mr. Knudson was promoted to General Manager at a new branch office in El Paso, TX, developing and providing logistics services for Coca Cola; Phelps Dodge, Dell Computers and Phillips Electronics.

The Company believes that its director nominees are qualified to serve for the following reasons:

Name	Reason
Evan DeVoe	Past experience with the Company
Daniel Allen	Past experience with the Company
Doyle Knudson	Past experience with the Company

We do not have an Audit Committee or a Compensation Committee. We do not believe a Compensation Committee is required since we have only one officer. Our board of directors currently acts as our Audit Committee.

Daniel Allen and Doyle Knudson are independent directors as that term is defined in section 803 of the listing standards of the NYSE American. None of our directors is considered a “Financial Expert”.

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or a person performing similar functions since one person, Evan DeVoe, serves in all the above capacities.

Directors are elected annually and hold office until the next annual meeting of our stockholders and until their successors are elected and qualified. All executive offices are chosen by the board of directors and serve at the board’s discretion.

The Company’s Board of Directors met on one occasion during the year ended December 31, 2021. All of the Directors attended this meeting by telephone conference call.

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The Company’s Board of Directors does not have a “leadership structure”, as such, since each director is entitled to introduce resolutions to be considered by the Board and each director is entitled to one vote on any resolution considered by the Board. The Company’s Chief Executive Officer is not the Chairman of the Company’s Board of Directors.

The Company’s Board of Directors has the ultimate responsibility to evaluate and respond to risks facing the Company. The Company’s Board of Directors fulfills its obligations in this regard by meeting on a regular basis and communicating, when necessary, with the Company’s officers.

For purposes of electing directors at its annual meeting the Company does not have a nominating committee or a committee performing similar functions. The Company’s Board of Directors does not believe a nominating committee is necessary since the Company’s Board of Directors is small. The current nominees to the Board of Directors were selected by a majority vote of the Company’s independent directors.

The Company does not have any policy regarding the consideration of director candidates recommended by shareholders since a shareholder has never recommended a nominee to the board of directors. However, the Company’s board of directors will consider candidates recommended by shareholders. To submit a candidate for the board of directors the shareholder should send the name, address and telephone number of the candidate, together with any relevant background or biographical information, to the Company’s Chief Executive Officer, at the address shown on the cover page of this proxy statement. The board has not established any specific qualifications or skills a nominee must meet to serve as a director. Although the board does not have any process for identifying and evaluating director nominees, the board does not believe there would be any differences in the manner in which the board evaluates nominees submitted by shareholders as opposed to nominees submitted by any other person. There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s board of directors during the past three years.

The Company does not have a policy with regard to board member’s attendance at annual meetings.

Holders of the Company’s common stock can send written communications to the Company’s entire board of directors, or to one or more board members, by addressing the communication to “the Board of Directors” or to one or more directors, specifying the director or directors by name, and sending the communication to the Company’s offices in Denver, Colorado. Communications addressed to the Board of Directors as whole will be delivered to each board member. Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.

Security holder communications not sent to the board of directors as a whole or to specified board members are not relayed to board members.

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Executive Compensation

Overview of Compensation Program

Our Board of Directors acts as our Compensation Committee and has responsibility for establishing, implementing and continually monitoring adherence to our compensation philosophy. The Board of Directors ensures that the total compensation paid to our executives is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Board of Directors believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company and that aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. As a result of the size of the Company and only having only one executive officer, the Board evaluates both performance and compensation on an informal basis. Upon hiring additional executives, the Board intends to evaluate the necessity of establishing a Compensation Committee to evaluate both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly-situated executives of peer companies. To that end, the Board believes executive compensation packages provided by the Company to its executives, including the named executive officers should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

Our Directors make all compensation decisions for, and approve recommendations regarding, equity awards to our Officers, Directors and employees.

Summary Compensation Table

The following table sets forth for the fiscal years ended December 31, 2021 and 2020 the compensation paid by the Company to those years to its officers:

Summary Compensation Table (in $)
Name and Principal Position	Year	Salary (1)	Stock Awards (2)	Option Awards (3)	All Other Compensation (4)	Total
Evan DeVoe,	2021	$188,462	$-	$-	$-	$188,462
Chief Executive Officer(5)	2020	$134,000	-	-	-	$134,000

Daniel Allen,	2021	-	-	-		-
Chief Executive Officer (5)	2020	$142,935	$-	$-	$-	$142,935

(1)	The dollar value of base salary (cash and non-cash) earned during the year.

(2)	The fair value of the shares of common stock issued during the periods covered by the table calculated on the grant date in accordance with ASC 718-10-30-3.

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(3)	The fair value of all stock options granted during the periods covered by the table calculated on the grant date in accordance with ACS 718-10-30-3.

(4)	All other compensation received that we could not properly report in any other column of the table including the dollar value of any insurance premiums we paid for life insurance for the benefit of the named executive officer.

(5)	Mr. Allen resigned as our Chief Executive Financial and Accounting Officer on March 13, 2020. On March 13, 2020 Evan DeVoe became our new Chief Executive, Financial and Accounting Officer.

Equity Compensation Plan

Up to 15,000,000 shares of common stock are reserved for issuance under our 2014-2015 Stock Incentive Plan (“the Plan”).

The purposes of the Plan are to enhance our ability to attract and retain the services of qualified employees, officers and directors, contractors and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and to provide additional incentives to such persons or entities to devote their utmost effort and skill to our advancement and betterment by providing them an opportunity to participate in the ownership of our common stock and thereby have an interest in our success.

Shares that are eligible for grant under the Plan include Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock. “Incentive Options” are any options designated and qualified as an “incentive stock option” as defined in Section 422 of the Internal Revenue Code. “Non-Qualified Options” are any options that are not an Incentive Option. To the extent that any option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, it will constitute a Non-Qualified Option. “Restricted Stock” are shares of common stock issued pursuant to any restrictions and conditions as established by the Plan.

Only our employees (including our officers and Directors if they are employees) are eligible to receive Incentive Options under the Plan.

Our employees, officers and Directors (whether or not employed by us), and service providers are eligible to receive Non-Qualified Options or acquire Restricted Stock under the Plan.

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The following tables list the options granted, cancelled and exercised during the fiscal years ended December 31, 2021 and 2020 to our officers and directors pursuant to the Plan:

Options Granted

Name	Grant Date	Options Granted	Exercise Price	Expiration Date
None	-	-	-	-

Options Cancelled

Employee	Total Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)
None	-	-	-

Options Exercised

Name	Date of Exercise	Shares Acquired on Exercise	Value Realized
None	-	-	-

The following shows certain information as of December 31, 2021 concerning the stock options and stock bonuses granted pursuant to the Plan. Each option represents the right to purchase one share of common stock.

Plan Name	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans, Excluding Securities Reflected in Column (a)

Stock Incentive Plan	15,000,000	$-	-

Directors’ Compensation

Our directors do not receive compensation for services rendered to us or for each meeting attended except for reimbursement of out-of-pocket expenses. We have no formal or informal arrangements or agreements to compensate our directors for services they provide as directors.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables the Company’s shareholders to vote to approve, on a nonbinding advisory basis, the compensation of the Company’s executive officers.

Accordingly, the Company will ask shareholders to vote for the following resolution at the annual meeting:

“RESOLVED, that the Company’s shareholders approve, on a nonbinding advisory basis, the compensation of the Company’s executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Shareholders to be held April 22, 2022 pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Table and the other related tables and narrative disclosure in the Company’s proxy statement.”

To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Company’s Board of Directors will consider shareholders’ concerns and the Company will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends that the shareholders approve on a nonbinding advisory basis the resolution approving the compensation of the Company’s executive officers set forth in this proxy statement.

The Company has elected to have the advisory vote on executive compensation submitted to its shareholders at each annual meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth fees billed to us by our independent auditors for the years ended 2020 and 2019 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

SERVICES	2020	2019

Audit fees – Malone Bailey(1)	$-	$43,500
Audit fees- M&K CPAS, PLLC	$43,500	$19,000
Tax fees	-	-
All other fees	-	-
Total fees	$43,500	$62,500

(1) Former auditor.

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Audit fees and audit related fees represent amounts billed for professional services rendered for the audit of our annual financial statements and the review of our interim financial statements. Before our independent accountants were engaged by to render these services their engagement was approved by our Directors. The Company’s Board of Directors is of the opinion that the audit fees charged by the Company’s auditors are consistent with those firms maintaining their independence from the Company.

A representative of M&K CPAS is not expected to be present at the shareholders’ meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the year ending December 31, 2020 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Company’s Secretary at the address provided on the first page of this proxy statement.

SHAREHOLDER PROPOSALS

Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company’s year ending December 31, 2022 must be received by the Company no later than April 30, 2023.

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or email. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense. The Company’s annual report, including financial statements for the 2020 fiscal year, is available at the Company’s website: www.bluelineprotectiongroup.com

The Company’s Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Please complete, sign and return the attached proxy promptly.

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PROXY CARD

BLUE LINE PROTECTION GROUP, INC.

This Proxy is solicited by the Company’s Board of Directors

The undersigned stockholder of Blue Line Protection Group, Inc. acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held at 1624 N. Washington St. Denver, Colorado 80203 on April 22, 2022 at 2:00 P.M. Mountain Time and hereby appoints Evan DeVoe with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned’s shares as follows:

(1)	To elect the persons who shall constitute the Company’s Board of Directors for the ensuing year.

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
(except as marked to the contrary below)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW)

Nominees:	Evan DeVoe	Daniel Allen	Doyle Knudson

(2)	To approve on an advisory basis, the compensation of the Company’s executive officers.	☐	FOR	☐	AGAINST	☐	ABSTAIN

(3)	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	FOR	☐	AGAINST	☐	ABSTAIN

To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ALL DIRECTORS AND ITEMS 2 AND 3.

Dated this day of ____________ 2022.

(Signature)

(Signature)

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Send the proxy statement by regular mail, email, or fax to:

Blue Line Protection Group, Inc

Attn: Evan DeVoe

5765 Logan Street

Denver, CO 80216

Phone: (800) 844-5576

Email: evan@bluelineprotectiongroup.com

BLUE LINE PROTECTION GROUP, INC.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on April 22, 2022.

1.	This notice is not a form for voting.

2.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

3.	The Proxy Statement, Information Statement, Annual Report to Shareholders is available at www.bluelineprotectiongroup.com.

4.	If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 31, 2022 to facilitate timely delivery.

The 2022 annual meeting of the Company’s shareholders will be held at 1624 N. Washington St. Denver, CO 80203 on April 22, 2022, at 2:00 P.M. Mountain Time, for the following purposes:

(1)	to elect the directors who shall constitute the Company’s Board of Directors for the ensuing year;

(2)	to approve on an advisory basis, the compensation of the Company’s executive officers;

(3)	to ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

to transact such other business as may properly come before the meeting.

The Board of Directors recommends that shareholders vote FOR all directors and proposals 2 and 3.

March 4, 2022 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

Shareholders may access the following documents at www.bluelineprotectiongroup.com:

●	Notice of the 2022 Annual Meeting of Shareholders
●	Company’s 2022 Proxy Statement;
●	Company’s Annual Report on form 10-K for the year ended December 31, 2020
●	Proxy Card

Shareholders may request a paper copy of the Proxy Materials and Proxy Card by visiting www.bluelineprotectiongroup.com and indicating if you want a paper copy of the proxy materials and proxy card:

●	for this meeting only, or
●	for this meeting and all other meetings.

If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on March 4, 2022, you can, if desired, attend the Annual Meeting and vote in person. Shareholders can obtain directions to the 2022 annual shareholders’ meeting at www.bluelineprotectiongroup.com.

Please visit www.bluelineprotectiongroup.com to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

Blue Line Protection Group, Inc

5765 Logan Street

Denver, CO 80216